Exhibit 10.1


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                       CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL   TREATMENT   REQUESTED:   INFORMATION  FOR  WHICH   CONFIDENTIAL
TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH THREE ASTERICKS AS FOLLOWS "* * *." AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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      This  STOCK   PURCHASE   AND   REGISTRATION   RIGHTS   AGREEMENT   (this
"Agreement"), is made and entered into as of March 21, 2005, by and between STARTECH ENVIRONMENTAL CORPORATION, a Colorado corporation (the "Company"), and INTERCAPITAL GROUP, LLC a California Limited Liability Company (the "Purchaser").

                                   RECITALS
                                   --------

      The Company desires to issue and sell to the Purchaser in a private placement (the "Offering"), and the Purchaser desire to purchase from the Company, on the terms and subject to the conditions set forth herein, the number of shares of common stock, no par value ("Common Stock"), of the Company set forth in Section 1(a) of this Agreement, and an equivalent number of three-year warrants to purchase shares of Common Stock (the "Warrants" and, together with the shares of Common Stock to be purchased, the
"Securities"), the terms of such Warrants being as set forth in the Warrant Agreement substantially in the form attached as Exhibit A hereto. This Agreement and the Warrants shall be referred to herein collectively as the "Transaction Documents".

      The Purchaser desires, upon the terms and conditions set forth in this Agreement, to purchase Securities in the Offering.

      The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities regulation afforded by Section 4(2) of the Securities Act (as defined in Section 3 hereof), Rule 506 of Regulation D.

      IN CONSIDERATION of the premises and mutual covenants contained in this Agreement and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree as follows:

      1.    Purchase and Sale of Securities.

      (a) Purchase and Sale of Shares. Subject to the terms and conditions hereof, at each Closing identified in Section 2 hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, a number of shares of Common Stock (the "Shares") equal to (x) the dollar amount invested by the Purchaser at such Closing (the "Purchase Price") divided by (y) a price per share (the "Share Price") equal to * * * . The total aggregate amount of the Purchase Price to be invested by the Purchaser at all Closings shall be equal to Eleven Million Dollars ($11,000,000.00) (the "Aggregate Purchase Price").

      (b) Purchase and Sale of Warrants. In addition to the foregoing and subject to the terms and conditions hereof, at each Closing identified in
Section 2 hereof, the Company shall issue to the Purchaser one or more Warrants to purchase shares of Common Stock on the following terms:

Warrant Coverage:       The   Purchaser   will  be  entitled  to  warrants  to
                        purchase a number of shares of Common Stock equal to the Shares (the "Purchased Warrants") purchased at such Closing. The shares of Common Stock into which the Warrants are exercisable (the "Warrant Shares") will have piggyback registration rights as provided in Section 6 of this Agreement.

Term: Each Purchased Warrant shall be exercisable for a term of three-years from the Closing Date (as defined below).

Exercise Price:         The  Warrants  will  be  exercisable  into  shares  of
                        Common Stock at a price equal to * * * .

      (c) Exemption. The purchase and sale of the Securities pursuant to the terms hereof will be made in reliance upon the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), Rule 506 of Regulation D promulgated thereunder by the United States Securities and Exchange Commission (the "SEC"), or such other exemptions from the registration requirements of the Securities Act as may be available with respect to the investment in the Securities to be made hereunder.

      2.    Closings and Deliverables.

      (a) Payment. At each Closing, the Purchaser will cause a wire transfer payment to be made to the Company, to the account set forth on Exhibit B hereto, in an amount equal to the Purchase Price (in United States dollars) to be funded at such Closing, which Purchase Price shall entitle the Purchaser, subject to the satisfaction of the terms and conditions herein, to receive the Shares and the Purchased Warrants purchased at such Closing. At or before the First Closing (as defined below), the Purchaser shall deliver to the Company a fully completed and executed copy of the Investor Questionnaire, in the form attached as Exhibit C hereto (the "Investor Questionnaire").

      (b) Closings. The Purchaser shall be unconditionally obligated to have funded the Aggregate Purchase Price at one or more Closings to take place between the date of this Agreement and March 31, 2005 (each, a "Closing" and collectively, the "Closings"), the first of which shall take place within five (5) banking days following execution and delivery of this Agreement by the parties (the "First Closing"). Each Closing shall take place at the offices of the Company or a location mutually agreed to by the parties hereto.

      (c) Deliverables. At each Closing, or as soon as is reasonably practicable thereafter, and assuming the Company has received the Purchase Price in respect of such Closing, the Company (or its transfer agent) shall deliver to the Purchaser a stock certificate (or certificates) representing the Shares so purchased at such Closing, as well as a Warrant Agreement representing the Purchased Warrants in respect of such Closing, in each case registered in the name of the Purchaser, and such other documents and certificates as are required by this Agreement at such Closing.

      3. Representations and Warranties by the Company. The Company hereby represents and warrants to the Purchaser as of the date hereof as follows:

      (a)   Incorporation  and  Qualification.  The Company has been duly organized and is validly existing as a Corporation and in good standing under the laws of the State of Colorado with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

      (b) Authority. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Shares and the Warrant Agreement and upon exercise of the Purchased Warrants in accordance with the terms thereof, the Warrant Shares. The execution and delivery of this Agreement and the issuance and delivery of the Shares and the Warrant Agreement hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company. This Agreement, when executed by the Company, will have been duly and validly executed and delivered by and on behalf of the Company and will constitute a valid, legal and binding agreement, enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally. Assuming payment of the Purchase Price, the Shares and the Purchased Warrants will be duly authorized, validly issued, fully paid and non-assessable. Upon payment of the exercise price of the Purchased Warrants in full in accordance with the terms set forth in the Warrant Agreement, the Warrant Shares, when issued by the Company, will be duly authorized, validly issued, fully paid and non-assessable. The Shares and the Purchased Warrants and upon exercise of the Purchased Warrants in accordance with the terms thereof, the Warrant Shares, do not subject the holders thereof to personal liability by reason of being such holders.

      (c) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company's articles of incorporation or bylaws, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a material violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (x) adversely affect the legality, validity or enforceability of the Offering, (y) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, taken as a whole (other than any change, effect, event or condition that arises from changes in general economic conditions or conditions affecting the industry of the business of the Company generally, or such changes, events or conditions resulting directly from the announcement of or the consummation of the Offering contemplated hereby), or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Agreement (any of (x), (y) or (z), a "Material Adverse Effect").

      (d)   Capital Stock; Fully Paid and Non-Assessable.

             (i) As of immediately prior to the Closing, the authorized capital stock of the Company consist of 10,000,000 shares of preferred stock, no par value (the "Preferred Stock"), and 800,000,000 shares of Common Stock.

             (iii) All such outstanding shares of Common Stock have been, and upon the Closing and payment of the Purchase Price in full, the Shares will have been, duly authorized and validly issued and are fully paid and nonassessable and issued in compliance with all applicable Federal and state securities laws. Except as contemplated by this Agreement or as set forth in all forms, reports and documents filed with the SEC pursuant to the Securities Act and Securities Exchange Act of 1934, as amended (the "Exchange Act") since October 31, 2003 (collectively, the "SEC Reports"), the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue Common Stock, Series A Preferred or any other equity security of any kind or which otherwise relates to the Company's securities.

      (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the filing with the SEC of a Form D pursuant to Regulation D of the Securities Act, and (iii) applicable state securities law Blue Sky filings (collectively, the "Required Approvals").

      (f) SEC Reports; Financial Statements. Since October 31, 2004, the Company has filed (i) all reports required to be filed by it under the Securities Act; (ii) all annual reports on Form 10-K, all quarterly reports on Form 10-Q, and all current reports on Form 8-K required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, in order for it to satisfy its filing requirements under the Exchange Act for the periods to which each such report relates. The Company has made available to the Purchaser a copy of all SEC Reports. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

      (g) No Legal Proceedings. Except as may be described in the SEC Reports, there is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or, to the actual knowledge (without the need for inquiry or special investigation) of the Chief Financial Officer or Chief Executive Officer of the Company, threatened against or affecting the Company, or any of its properties or assets, which is reasonably likely to have a material adverse change or effect, respectively, on the business, assets, liabilities, properties, income, operations, results of operations or condition (financial or otherwise) of the Company, taken as a whole.

      4. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof, and as of each Closing Date, as follows:

      (a) Power. The Purchaser has been duly organized, is validly existing and is in good standing under the laws of its state or jurisdiction of incorporation, with limited liability, partnership or corporate power and authority, as the case may be, to execute, deliver and perform its obligations under the Agreement.

      (b) Authority. The Purchaser has the requisite power and authority to enter into this Agreement and to purchase the Shares and the Purchased Warrants and, upon exercise of the Purchased Warrants in accordance with the terms thereof, the Warrant Shares. The execution and delivery of this Agreement and the purchase of the Shares and the Purchased Warrants hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action by the Purchaser. This Agreement has been duly and validly executed and delivered by or on behalf of the Purchaser and constitutes a valid, legal and binding agreement, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally.

      (c) No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the purchase of the Securities hereunder do not and will not: (i) conflict with or violate any provision of the Purchaser's articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate result in a Material Adverse Effect.

      (d) Investment in Securities. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, either individually, or together with a purchaser representative, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that
involved  in  the  purchase  of  the  Securities,   including  investments  in
securities issued by the Company and comparable entities, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities; (ii) the Purchaser is acquiring the Securities, and upon exercise of the Warrants, the Warrant Shares, in the ordinary course of its business and for its own account for investment only and with no present intention or view toward the public sale or distribution thereof, and no arrangement or understanding exists with any
other  persons   regarding  the  public  sale  or  distribution  of  any  such securities; (iii) the Purchaser will not, directly or indirectly, except in compliance with the Securities Act, the rules and regulations promulgated thereunder and such other securities or blue sky laws as may be applicable, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities or the Warrant Shares, or engage in any Short Sale (as defined below); (iv) the Purchaser has completed or caused to be completed the Investor Questionnaire and the answers thereto are true and correct in all respects as of the date hereof and the Purchaser will notify the Company immediately of any material change in any such information provided in the Investor Questionnaire; (v) the Purchaser has, in connection with its decision to purchase Securities, relied solely upon the documents delivered to the Purchaser by the Company and the SEC Reports; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

      (e) Short Sales. Neither the Purchaser nor any affiliate of the Purchaser (as defined in Rule 405 of the Securities Act (each a "Purchaser/Affiliate") and which (i) had knowledge about the transactions contemplated hereby, (ii) has or shares discretion relating to the Purchaser's investments or trading or information concerning Purchaser's investments, including the Securities, or (iii) is subject to the Purchaser's review or input concerning such Purchaser/Affiliate's investments or trading) has or will, directly or indirectly, engage (A) in any "short sale" (as defined in Rule 3b-3 promulgated under the Exchange Act), including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) that transfers to another, in whole or in part, any of the economic consequences of ownership, or otherwise dispose of, any of the Securities by the Purchaser or (B) in any hedging transaction which establishes a net short position with respect to the Securities (clauses (A) and (B) together, a "Short Sale"); except for (1) Short Sales by a Purchaser/Affiliate which was, prior to the date on which the Purchaser was first notified that the Company intended to engage in the transactions contemplated by this Agreement, a market maker for the Common Stock, provided that such Short Sales are in the ordinary course of such Purchaser/Affiliate's business and are in compliance with the Securities Act, and the rules and regulations promulgated thereunder, and such other securities or blue sky laws as may be applicable or (2) Short Sales by a Purchaser/Affiliate which by virtue of the procedures of the Purchaser are made without knowledge of the transactions contemplated in this Agreement and were not induced or encouraged by the Purchaser).

      (f) Exemptions. The Purchaser understands that the Securities, and upon issuance, the Warrant Shares, are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of Securities Act, the rules and regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities, and upon issuance, the Warrant Shares.

      (g) Use of Information. The Purchaser has used and will continue to use all non-public information regarding the Company and its business, operations and financial condition (the "Confidential Information") for the sole purpose of evaluating an investment in the Securities and the Purchaser hereby acknowledges that it has not, and after the Closing, is prohibited from reproducing or distributing any such Confidential Information, or divulging or discussing any of its contents except to its advisors and representatives for the purpose of evaluating an investment. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order and shall provide the Company with reasonable assistance in obtaining such protective order.

      (h) Investment Risk. The Purchaser understands that its investment in the Securities and the Warrants Shares involves a significant degree of risk and that the market price of the Common Stock has been and continues to be volatile, that no representation is being made as to the future value of the Common Stock and that the Purchaser has carefully read and considered the matters set forth under the caption "Risk Factors" in the SEC Reports. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has the ability to bear the economic risks of an investment in the Securities and the Warrant Shares. The Purchaser has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the Purchaser or the Purchaser's representatives have put to it, and all such inquiries have been answered to the full satisfaction of the Purchaser.

      (i) Reliance. The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations as to an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only his own advisors as it deems necessary or advisable.

      (j) No General Solicitation. The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

      (k) No Endorsement of Securities. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or the Warrant Shares.

      (l) No Registration of Securities. Except as otherwise provided for in Section 6 hereof, the Purchaser understands that the Securities and the Warrant Shares have not been and will not be registered under the Securities Act and that the Purchaser will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities or Warrant Shares unless (i) pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a sale, assignment or transfer of the Securities or Warrant Shares may be made without registration under the Securities Act and the transferee agrees to be bound by the terms and conditions of this Agreement, (iii) the Purchaser provides the Company with evidence of compliance with Rule 144 promulgated under the Securities Act ("Rule 144"), including reasonable assurances (in the form of seller and broker representation letters) that the Securities or Warrant Shares can be sold pursuant to Rule 144 or (iv) pursuant to Rule 144(k) following the applicable holding period.

      (m)   Legend.   The  Purchaser   understands   that,  until  such  time
as a registration statement has been declared effective or the Securities and the Warrant Shares have been sold the Securities and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Securities and the Warrant Shares):

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT."

      The Purchaser further acknowledges that as required pursuant to Section 25102(a) of the California Corporate Securities Law of 1968, for any Purchaser that is located in the State of California, the certificates for the Securities and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Securities and the Warrant Shares):

      "THE  SALE  OF  THE  SECURITIES  THAT  ARE  THE  SUBJECT  OF  THIS
      AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY
      SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT."

      (l)   Executive  Offices;   Residence.  The  Purchaser's  principal
executive offices (if an entity) or primary residence (if an individual) are in the jurisdiction set forth immediately below the Purchaser's name on the signature pages hereto.

      (m) Brokers and Finders. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission from the Purchaser, the Company, any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement.

      (n) Non U.S Persons. To the extent the Purchaser is not a U.S. Person (as defined below), the Purchaser further represents and warrants to the Company as follows:

            (i) At the time of (A) the offer by the Company and (B) the acceptance of the offer by the Purchaser, of the Securities, the Purchaser was outside the United States;

            (ii) No offer to acquire the Securities or otherwise to participate in the transactions contemplated by this Agreement was made to the Purchaser or its representatives inside the United States.

            (iii) The Purchaser is not purchasing the Securities, and will not be acquiring any Warrant Shares, on behalf of, as nominee for or with a view towards distribution to any U.S. Person in violation of the registration requirements of the Securities Act;

            (iv) The Purchaser will make all subsequent offers and sales of the Securities and Warrant Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an exemption from registration under the Securities Act. Specifically, the Purchaser will not resell the Securities or Warrant Shares to any U.S. Person or within the United States except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act;

            (v) The Purchaser has no present plan or intention to sell the Securities or Warrant Shares in the United States or to a U.S. Person at any predetermined time, has made no predetermined arrangements to sell the Securities or Warrant Shares,and is not acting as a Distributor (as defined below) of such securities;

            (vi) Neither the Purchaser, its affiliates nor any person acting on behalf of the Purchaser, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Securities or Warrant Shares at any time after the Closing except in compliance with the Securities Act; and

            (vii) The  Securities  or Warrant  Shares will contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration, and that hedging transactions involving those securities may not be conducted unless in compliance with the Securities Act; and

            (viii) For  purposes of this Section  4(n),  the  following  terms shall have the meanings set forth below:

                  "Distributor"  means  any  underwriter,   dealer,  or  other
            person who participates, pursuant to a contractual arrangement, in the distribution of the securities offered or sold in reliance on Regulation S.

                  "Regulation S" means  Regulation S under the Securities Act, as the same may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  "U.S.  Person" has the meaning  assigned in Regulation S and set forth on Exhibit D hereto.

      5.    Certain Covenants.

      (a) Delisting. In the event that the Company is no longer subject to the reporting requirements of the Exchange Act, the Company hereby covenants and agrees with the Purchaser that, so long as the Purchaser owns at least ten percent (10%) of the issued and outstanding shares of Common Stock, except as otherwise required in this Agreement, the Company shall provide the Purchaser with customary and reasonable financial information on at least a quarterly basis and such other information rights as provided to an investor in a privately held corporation.

      (b) Confidentiality. The Purchaser covenants and agrees to keep confidential any and all material non-public information which it has heretofore obtained or shall hereafter obtain, directly or indirectly, from the Company pursuant to this Agreement or otherwise, and agrees that it has not: (i) used the same except for the purpose of determining whether to purchase the Securities in the Offering; or (ii) disclosed the same to any party except as provided below, without the Company's prior written consent; provided that the terms of this Section 5(b) shall not extend to any such information that: (A) is already publicly known; (B) has become publicly known without any fault of the Purchaser or anyone to whom the Purchaser has made disclosure in compliance with the terms of this Section 5(b); or (C) is required to be disclosed to any governmental authorities or courts of law as a result of operation of law, regulation, or court order; provided, however, that the Purchaser shall have first given prompt written notice of such requirement to the Company (if permissible) and cooperates with the Company to restrict such disclosure and/or obtain confidential treatment thereof.

      (c) Short-Selling. The Purchaser covenants and agrees that it will not, and shall cause each Purchaser/Affiliate not to, engage in any Short Sales.

      (d) Restrictions on Transfer of Shares. The Purchaser covenants and agrees that during the two (2) year period immediately following each Closing (the "Lock-Up Period"):

            (i) The Shares and the certificates representing the Shares will be held by the Purchaser, or by a nominee or custodian for the benefit of the Purchaser; and

            (ii)  The   Purchaser   agrees  not  to  (i)  transfer  (the  term
      "transfer" to include, without limitation, any sale, gift, hypothecation or other disposition), or consent to any transfer of, any of the Shares or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of the Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to the Shares, (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares,
      (v) contract to sell, acquire any option to sell, grant any option to purchase, short or otherwise dispose of the Shares, or (vi) take any other action that would in any way restrict, limit or interfere with the performance of the obligations of the Purchaser under this Agreement.

      6.    Registration Rights.

      (a)   Defined Terms. The following  capitalized terms, when used in this
Section 6, have the respective meanings set forth below:

            "Affiliate" means, with respect to any Person (as defined below), any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person, and shall include (i) any Person who is an executive officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified  Person),  (ii) any  Person  of which  the  Company  (or other specified Person) or an Affiliate of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (iii) in the case of a specified Person who is an individual, each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of such Person, and each trust or family limited partnership created for the benefit of one or more of such Persons. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, the term "Affiliate" as used elsewhere in this Agreement shall have the same meaning as given to such term in this Section 6(a).

            "Business Day" means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the State of Connecticut.

             "Holder" shall mean any Person that owns Registrable Securities, including such successors and assigns as acquire Registrable Securities, directly or indirectly, from such Person. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

            "Other Approved Holders" shall mean holders of Common Stock having registration rights with respect to the Common Stock, other than pursuant to the terms of this Agreement.

            "Person" means any individual, company, corporation, partnership, limited liability company, trust, division, governmental, quasi-governmental or regulatory entity or authority or other entity. Notwithstanding the foregoing, the term "Person" as used elsewhere in this Agreement shall have the same meaning as given to such term in this Section 6(a).

            "Prospectus" shall mean the prospectus (including a preliminary prospectus) included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

            "Registrable Securities" shall mean the Warrant Shares and any other capital stock or other securities issued or issuable as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange, distribution or similar transaction in respect of the Shares or the Warrant Shares.

            "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

            "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

            "Rule 144A" shall mean Rule 144A promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

      (b)   Piggyback Registration Rights.

            (i) Whenever the Company proposes to register any of its securities under the Securities Act, either pursuant to an underwritten primary registration on behalf of the Company or pursuant to an underwritten secondary registration on behalf of a holder or holders of the Company's securities (other than on Form S-4, Form S-8 or any successor form) and the registration form to be used may be used for the registration of any Registrable Securities (a "Piggyback Registration"), the Company will give written notice to each holder of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities (subject to, and in accordance with, the priorities set forth in Section 6(b)(ii) hereof), with respect to which the Company has received written requests for inclusion within ten (10) days after delivery of the Company's notice to each holder of Registrable Securities.

            (ii) If the managing underwriter(s) advise the Company in writing, or the Board of Directors determines, that in their opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability or pricing thereof, the Company will include in such registration up to an aggregate amount determined advisable by such underwriter(s): (i) first, any shares of Common Stock that the Company desires to register; (ii) second, any shares of Common Stock requested to be registered by the holder(s) of Common Stock pursuant to which the Registration Statement is being filed and to which the holders of Registrable Securities hereunder are receiving Piggyback Registration; and (iii) priority to this Purchaser for which Common Stock are requested to be registered hereunder.

            (iii) Notwithstanding anything herein to the contrary, the Company may withdraw any registration statement referred to in this Section 6(b) at any time in its sole discretion without thereby incurring any liability or expense to the holders of Registrable Securities.

       (c)  Registration   Procedures.   In  connection   with  the  Company's
registration obligations pursuant to Sections 6(b) hereof, the Company will use its commercially reasonable efforts to:

            (i) register or qualify such Registrable Securities under the securities or blue sky laws of the jurisdictions as any seller reasonably requests in writing and do any and all other acts and things which may be reasonably necessary to permit such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction);

            (ii) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (iii) cause all such Registrable Securities to be listed on each securities exchange, if any, on which the same securities issued by the Company are then listed;

            (iv)  provide  a  transfer   agent  and  registrar  for  all  such
      Registrable Securities not later than the effective date of such registration statement; and

            (v) advise each seller of such Registrable Securities promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

       (d)  Material Development Election.

            (i)  Subject to  Section  6(d)(ii)  below,  the  Company  shall be entitled, for a period of time not to exceed thirty consecutive (30) days (a "Suspension Period"), to postpone the filing of any Registration Statement otherwise required to be filed by it pursuant to Section 6(b) and/or request that the Holders refrain from effecting any public sales or distributions of their Registrable Securities if the Company's Board of Directors shall have reasonably determined in good faith and in its reasonable business judgment that such registration would interfere in any material respect with any financing (other than an underwritten secondary offering of any securities of the Company), acquisition, corporate reorganization or other transaction or development involving the Company or any subsidiary of the Company that in the reasonable good faith business judgment of such board is a transaction or development that is or would be material to the Company (a "Material Development Election").

            (ii) The Board of Directors shall, as promptly as practicable, give the Holders written notice of any such Material Development Election. In the event of a determination by the Board of Directors to postpone the filing of a Registration Statement required to be filed pursuant to Section 6(b) hereof, the Company shall be required to file such Registration Statement as soon as practicable after the Board of Directors of the Company shall determine, in its reasonable business judgment, that the filing of such Registration Statement and the offering thereunder will not interfere with the aforesaid material transaction or development, but in any event no later than the end of such Suspension Period. In addition, if the Board of Directors of the Company has requested that the Holders refrain from making public sales or distributions of their Registrable Securities, such board shall, as promptly as practicable following its determination that the Holders may recommence such public sales and distributions, notify such Holders in writing of such determination (but in any event no later than the end of such Suspension Period). In the event the Company shall exercise a Material Development Election during a period when a Registration Statement filed pursuant to Section 6(b) hereof is effective, the time period specified in Section 6(b) hereof during which such Registration Statement is required to be kept effective shall be extended by the number of days during which the Holders are prohibited by the Company from publicly selling or distributing their securities.

            (iii) The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension Period, the Purchaser shall forthwith discontinue disposition of shares of Common Stock covered by such Registration Statement or Prospectus until such Purchaser (A) is notified in writing by the Company that the use of the applicable prospectus may be resumed, (B) has received copies of a supplemental or amended prospectus, if applicable, and (C) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference into such prospectus.

            (iv) Notwithstanding the foregoing, no more than one Suspension Period may occur during any twelve-month period, unless approved by a majority-in-interest of the then outstanding Holders (on a common equivalent basis). The Company shall use its best efforts to limit the duration and aggregate number of any Suspension Periods.

      (e) Registration Expenses. All expenses incident to the Company's performance of or compliance with Section 6 of this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses
(including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, fees and expenses of other Persons retained by the Company, (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company, whether or not any registration statement becomes effective; provided that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

      (f)   Registration Rights Indemnification.

            (i)   Indemnification by the Company.

                  (1) The Company will indemnify and hold harmless, to the fullest extent permitted by law, but without duplication, each Holder, including any managed or advised accounts and any investment advisor or agent therefore, officers, directors, employees, partners, representatives and agents, and each Person who controls such Holder or such other Persons (within the meaning of the Securities Act) (for purposes of this Section 6(f)(i), a "Holder Indemnified Person"), from and against, and will reimburse such Holder Indemnified Person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) ("Indemnifiable Costs and Expenses") to which such Holder Indemnified Person may become subject under the Securities Act or otherwise and arise out of or are based upon (A) violation of securities laws or (B) any untrue statement or alleged untrue statement of any material fact contained in, or any omission or alleged omission to state therein a material fact required to be stated in, any such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any costs or expense covered by the preceding clauses (A) or (B) arises out of or results from any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made solely in reliance upon and in substantial conformity with written information furnished by such Holder Indemnified Person specifically for use in the preparation of any such Registration Statement, Prospectus or amendment or supplement thereto.

                  (2)   The Company  further  agrees  promptly  upon demand by
      each Holder Indemnified Person to reimburse each Holder Indemnified Person for any Holder Indemnifiable Costs and Expenses as they are incurred by it; provided that if the Company reimburses a Holder Indemnified Person hereunder for any expenses incurred in connection with a lawsuit, claim, inquiry or other proceeding or investigation for which indemnification is sought, such Holder Indemnified Person agrees to refund such reimbursement of Holder Indemnifiable Costs and Expenses to the extent it is finally judicially determined that the indemnity provided for in this Section 6(f)(i) is not applicable to, or the Company is not otherwise obligated to pay, such Holder Indemnified Person in accordance with the terms hereof or otherwise. The indemnity, contribution and expense reimbursement obligation of the Company under this Section 6(f)(i) shall be in addition to any liability it may otherwise have. The obligations of the Company hereunder shall survive the Closing and the termination of any Registration Statement under which any Registrable Securities were registered the termination of this Agreement and shall not be extinguished with respect to any Person because any other Person is not entitled to indemnity or contribution hereunder.

            (ii)        Indemnification    by   Holders   of    Registrable
      Securities. Each Holder whose Registrable Securities are included in a Registration Statement pursuant to the provisions of this Section 6 will indemnify and hold harmless the Company and its officers, directors, employees, partners, stockholders, agents, representatives, and any Person who controls the Company or any of its subsidiaries or Affiliates (within the meaning of the Securities Act) (each, a "Company Indemnified Person"), from and against, and will reimburse such Company Indemnified Person with respect to, any and all Indemnifiable Costs and Expenses to which the Company or such Company Indemnified Person may become subject under the Securities Act or otherwise and which arise out of or result from any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto, or any omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or alleged omission was so made solely in reliance upon and in substantial conformity with written information furnished by such Holder specifically for use in the preparation thereof; provided, however, that the liability of any Holder pursuant to this subsection (ii) shall be limited to an amount not to exceed the net proceeds received by such Holder pursuant to the Registration Statement which gives rise to such obligation to indemnify.

            (iii) Conduct of Indemnification Proceedings; Contribution.

                  (1) Each indemnifying party and indemnified party under this Section 6(f) shall comply with the procedures set forth in
       Section 7(a)(iii) with respect to any indemnity sought pursuant to this Section 6(f).

                  (2) Each indemnifying party and indemnified party under this Section 6(f) also agrees to comply with the provisions in Section 7(a)(iv) as they relate to contribution.

      (g) Reporting Requirements Under the Exchange Act. The Company shall use its commercially reasonable efforts to make publicly available and available to the Holders, pursuant to Rule 144, such information as is necessary to enable the Holders to make sales of Registrable Securities pursuant to that Rule. The Company shall use its commercially reasonable efforts to file timely with the SEC all documents and reports required of the Company under the Exchange Act. The Company shall furnish to any Holder, upon request, a written statement executed on behalf of the Company as to compliance with the current public information requirements of Rule 144. In addition, the Company will provide to any Holder of a Registrable Security, or any potential purchaser of a Registrable Security, upon any such Person's reasonable request, the information required by paragraph (d)(4) of Rule 144A.

      (h) Stockholder Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company or the Managing Underwriter may from time to time reasonably request in writing.

      7.    Miscellaneous.

      (a) Indemnification. In addition, to any indemnification provided elsewhere in this Agreement, the parties hereto agree as follows:

            (i)   Company Indemnification.

                  (1) The Company will indemnify and hold harmless, to the fullest extent permitted by law, but without duplication, the Purchaser, including any managed or advised accounts and any investment advisor or agent therefor, and their respective, officers, directors, employees, partners, representatives, agents, and each Person who controls the Company and each of its Affiliates within the meaning of the Securities Act) (each of the foregoing Persons being a "Purchaser Indemnified Person"), from and against any and all Indemnifiable Costs and Expenses to which such Purchaser Indemnified Person may become subject under the Securities Act or otherwise arising out of or based in any manner upon any breach by the Company of any its representations, warranties or covenants contained in the Agreement or in any agreement, instrument or document delivered by the Company hereunder.

                   (2) The obligations of the Company hereunder shall survive the Closing and any repurchase, conversion, exchange or transfer of the Shares, the Warrants and the Warrant Shares and the termination of this Agreement and shall not be extinguished with respect to any Person because any other Person is not entitled to indemnity or contribution hereunder.

            (ii) Purchaser Indemnification. The Purchaser agrees and covenants to hold harmless and indemnify each Company Indemnified Person, from and against any and all Indemnifiable Costs and Expenses to which such Company Indemnified Person may become subject under the Securities Act or otherwise which arises out of or is based in any manner upon any breach by the Purchaser of any of its representations, warranties or covenants contained in the Agreement or in any agreement, instrument or document delivered by the Purchaser hereunder.

            (iii) Conduct of Indemnification Proceedings. Promptly after receipt by a party indemnified pursuant to the provisions of paragraph
      (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under paragraph (i) or (ii) of this Section 7(a) or paragraph (i) or (ii) of Section 6(f), and shall not relieve the indemnifying party from liability under this
      Section 7(a) or Section 6(f) unless such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (i) or (ii) of this
      Section 7(a) or paragraph (i) or (ii) of Section 6(f) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation and no settlement can have non-monetary remedies.

            (iv) Contribution. If the indemnification provided for in subsection (i) or (ii) of this Section 7(a) or in subsection (i) or
      (ii) of Section 6(f) is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any Indemnifiable Costs and Expenses, then each indemnifying party under any such subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of Indemnifiable Costs and Expenses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions, acts, facts matters or circumstances which resulted in such Indemnifiable Costs and Expenses, as well as any other relevant equitable considerations. To the extent applicable to Section 6(f) hereof, the relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any Person who was not guilty of such fraudulent misrepresentation.

      (b)   Entire Agreement; Survival of Provisions. This           Agreement
constitutes the entire agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings with respect thereto, whether written or oral. All of the covenants of the parties made herein shall remain operative and in full force and effect pursuant to their respective terms regardless of acceptance of the Securities and the Warrant Shares, and payment therefor. The representations and warranties set forth herein shall survive the execution and delivery of this Agreement until the first anniversary of the date hereof (the "Expiration Date"), and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company. Notwithstanding the preceding sentence, any representation or warranty in respect of which an indemnity may be sought hereof shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if a claim for indemnification shall have been given to the party against whom such indemnity may be sought prior to the Expiration Date. The representations, warranties, agreements and covenants made in the Agreement shall be deemed to have been relied upon by the parties hereto.

      (c) No Waiver; Modifications in Writing. No failure or delay by a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as otherwise expressly provided herein with respect to any right of indemnification, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No waiver of or consent to any departure by a party from any provision of this Agreement shall be effective unless signed in writing by the parties entitled to the benefit thereof. No amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by all parties. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

      (d) Notices. All notices, demands and other communications provided for hereunder shall be in writing, shall be given by registered or certified mail, return receipt requested, on the date sent by telecopy with electronic confirmation of such transmission, the business day next following deposit with a courier service for overnight delivery with written confirmation of such delivery or upon personal delivery, addressed to the parties, as follows:

               If to the Company, to:

                  Startech Environmental Corporation
                  15 Old Danbury Road, Suite 203
                  Wilton, Connecticut 06897-2525
                  Attention:  Chief Financial Officer
                  Fax:  (203) 762-2499

                 with a copy to:

                  Kramer Levin Naftalis & Frankel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Scott S. Rosenblum Esq.
                  Fax: (212) 715-8000

               If to the Purchaser, to:

                  InterCapital Group, LLC
                  1902 Wright Place, Suite 200
                  Carlsbad, CA 92008
                  Attention: George Malasek, its CEO & President

                  with a copy to:

                  E3Power LLC
                  1336 J. Lee Circle
                  Glendale, CA 91208
                  Attention: Joe Kelly, Managing Director

or to such other address as any party shall designate in writing in compliance with the provisions of this Section 7(d).

      (e) Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

      (f) Binding Effect; Assignment. The rights and obligations of the parties under this Agreement may not be assigned or otherwise transferred to any other person, without the prior written consent of the other party hereto; provided that a Purchaser may assign or otherwise transfer the Shares to any of its Affiliates without obtaining any such consent, but only if such
Affiliate: (i) agrees to be bound by the terms of this Agreement; (ii) is, at the time of such transfer, an "accredited Investor" and provides a fully completed Investor Questionnaire and such other written certification as the Company may reasonably require as to the transferee's status as an "accredited investor"; and (iii) such transfer to any such transferee does not violate federal or state securities laws and counsel for transferee, at the Company's request, provides and opinion of counsel as to the same. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, their respective permitted heirs, representatives, executors, successors and assigns, each Company Indemnified Person and each Purchaser Indemnified Person. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Purchaser and their respective permitted heirs, representatives, executors, successors and assigns.

      (g) Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of California without reference to the principles of conflict of laws.

      (h) Consent to Jurisdiction and Service of Process. Any suit, action or proceeding arising out of or relating to the Agreement or the transactions contemplated hereby may be instituted in any Federal court situated in the State of California or any state court of the State of California, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Agreement or the subject matter hereof or thereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such suit, action or proceeding. Any and all service of process and any other notice in any such suit, action or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested if sent to such party at the address for such party set forth in
Section 7(d) hereof, or by any other means of mail that requires a signed receipt, postage fully prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

      (i)   Severability.   Any   provision   hereof  that  is  prohibited  or
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law that renders any such provision prohibited or unenforceable in any respect.

      (j) Headings. The Article, Section and subsection headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      (k) Expenses. Each party shall bear its own fees, costs and expenses in connection with the execution, delivery and performance of the Agreement.

      (l) Waiver of Jury Trial. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. TO THE EXTENT THEY MAY LEGALLY DO SO, THE PARTIES HERETO AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7(m) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

      (m) Publicity. The parties agree that no public release or announcement concerning the Agreement or the transactions contemplated hereby shall be made without advance review and approval by each party hereto, except as otherwise required by applicable law, and which review and approval shall not be unreasonably withheld or delayed.

      (n) Enforcement. The Purchaser acknowledges that the Company will be irreparably damaged if the provisions of this Agreement applicable to the Purchaser are not specifically enforced. If the Purchaser shall default in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Purchaser in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof or thereof shall be untrue or misleading as of the date made, the Company may proceed to protect and enforce its rights by suit in equity or action at law (without the posting of any bond and without proving that damages would be inadequate), whether for the specific performance of any term contained in this Agreement, injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of the Company or to take any one of more of such actions. The Company shall be permitted to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof or any other court having jurisdiction, this being in addition to any other remedy to which the Company may be entitled at law or in equity or otherwise.

      (o) Further Assurances. Each party shall execute and deliver such documents, instruments and agreements and take such further actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the transactions contemplated hereby, and each of the parties hereto shall cooperate with each other in connection with the foregoing.

      (p) Broker's Fee. The Purchaser acknowledges that the Company may pay a fee to one or more placement agents in respect of the sale of the Securities to the Purchaser. The Purchaser and the Company hereby agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Securities to the Purchaser.

      (q)   Force  Majeure.  Neither  party  shall be deemed in default of any provision of this Agreement (other than provisions regarding confidentiality), to the extent that performance of its obligations or attempts to cure a breach are materially delayed or prevented by any event reasonably beyond the control of such party, including, without limitation, war, hostilities, acts of terrorism, revolution, riot, civil commotion, national emergency, strike, lockout, unavailability of supplies, epidemic, fire, flood, earthquake, force of nature, explosion, embargo, or any other Act of God, or any law, proclamation, regulation, ordinance, or other act or order of any court, government or governmental agency, provided that such party gives the other party written notice thereof promptly upon discovery thereof and uses reasonable efforts to cure or mitigate the delay or failure to perform

                           [SIGNATURE PAGE FOLLOWS]

                                SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    INTERCAPITAL GROUP, LLC


                                    By: George Malasek
                                       -------------------------------
                                        Name:  George Malasek
                                        Title: CEO and President



                                    Federal Taxpayer Identification Number:
                                    _____________________________


                                    STARTECH ENVIRONMENTAL CORPORATION



                                    By: Joseph F. Longo
                                       -------------------------------
                                       Name:  Joseph F. Longo
                                       Title: Chairman, Chief Executive
                                              Officer and President